EXHIBIT 23.2

                         Independent Auditors' Consent

The Board of Directors
Lund International Holdings, Inc.:

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the caption "Experts" in the Prospectus relating to this Registration Statement on Form S-8.


                                             KPMG Peat Marwick LLP

Minneapolis, Minnesota
November 8, 1995